                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)             May 31, 2000
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                          POWERWAVE TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                 000-21507          11-2723423
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       (State or Other Jurisdiction    (Commission      (I.R.S. Employer
            of Incorporation)          File Number)    Identification No.)

         2026 McGaw Avenue, Irvine, California                    92614
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       (Address of Principal Executive Offices)               (Zip Code)

   Registrant's telephone number, including area code        (949) 809-1100
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.    Acquisition Or Disposition Of Assets

     On May 31, 2000, pursuant to the terms of an Agreement for Purchase and Sale of Property and Escrow Instructions dated May 9, 2000 (the "Agreement"), Powerwave Technologies, Inc., a Delaware corporation (the "Company"), acquired from Boeing Realty Corporation, a California corporation ("Boeing"), all of the real property located at 1801 E. St. Andrew Place, consisting of one parcel of land of approximately 18.64 acres and an adjacent vacant parcel of land of approximately 3.28 acres, in the City of Santa Ana, County of Orange, State of California (the "Property"). The purchase price paid for the Property was approximately $35,300,000, which was paid via wire transfer using existing cash balances. A copy of the Agreement is attached as Exhibit 2.1 hereto.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

Exhibit
Number
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2.1   Agreement for Purchase and Sale of Property and Joint Escrow Instructions
      by and between Boeing Realty Corporation and Powerwave Technologies, Inc., dated as of May 9, 2000./(1)/

2.2 First Amendment to Agreement for Purchase and Sale of Property and Escrow Instruction by and between Boeing Realty Corporation and Powerwave Technologies, Inc., dated May 12, 2000.

99.1  Press Release dated June 1, 2000.

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/(1)/ Schedules and attachments are omitted.  The Company shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment upon request.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POWERWAVE TECHNOLOGIES, INC.

Date:  June 8, 2000           By: /s/ Kevin T. Michaels
                                 ---------------------------------------
                                  Kevin T. Michaels
                                  Senior Vice President, Finance and
                                  Chief Financial Officer
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                                 EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                                                                             Sequentially
Number  Description                                                                 Numbered Page
------  -----------                                                                 -------------
 2.1    Agreement for Purchase and Sale of Property and Joint Escrow
        Instructions by and between Boeing Realty Corporation and Powerwave
        Technologies, Inc., dated as of May 9, 2000./(1)/
 2.2    First Amendment to Agreement for Purchase and Sale of Property and
        Escrow Instruction by and between Boeing Realty Corporation and
        Powerwave Technologies, Inc., dated May 12, 2000.
 99.1   Press Release dated June 1, 2000.

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/(1)/ Schedules and attachments are omitted.  The Company shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment upon request.